Exhibit 99.1

FOR IMMEDIATE RELEASE

Investor Relations Contact:
Paul Taaffe
(704) 227-3623
ptaaffe@fairpoint.com

Media Contact:
Angelynne Beaudry
(207) 210-3079
aamores@fairpoint.com

FairPoint Communications and Consolidated Shareholders Overwhelmingly
Approve Merger

Deal on track to close mid-2017 following regulatory approvals

Charlotte, N.C. (March 28, 2017) - FairPoint Communications, Inc. (Nasdaq: FRP) (“FairPoint” or the “Company”) shareholders today voted to adopt the merger agreement between FairPoint and Consolidated Communications Holdings, Inc. (Nasdaq: CNSL) during a special meeting. Approximately 96 percent of FairPoint shareholders who voted on the proposal cast their vote in favor of the merger, representing 74 percent of the Company’s outstanding stock as of the record date. Consolidated Communications also held a special meeting today where approximately 98 percent of Consolidated shareholders who voted on the proposal voted in favor of the merger, representing 71 percent of Consolidated’s outstanding shares as of the record date.

Under the terms of the agreement, FairPoint shareholders will receive a fixed exchange ratio of 0.7300 shares of Consolidated Communications common stock for each share of FairPoint common stock.  After closing, Consolidated's shareholders will own approximately 71.3 percent of the pro forma combined company and FairPoint's shareholders will own 28.7 percent.

Consolidated has received Hart-Scott-Rodino Act clearance and secured the financing to fund the acquisition at favorable rates. Consolidated and FairPoint are in the process of securing the necessary state and federal regulatory approvals to complete the merger and expect the transaction to close by mid-2017.

About FairPoint Communications, Inc.

FairPoint Communications, Inc. (Nasdaq: FRP) provides advanced data, voice and video technologies to single and multi-site businesses, public and private institutions, consumers, wireless companies and wholesale re-sellers in 17 states. Leveraging an owned, fiber-based Ethernet network - with more than 22,000 route miles of fiber, including approximately 18,000 route miles of fiber in northern New England - FairPoint has the network coverage, scalable bandwidth and transport capacity to support enhanced applications, including the next generation of mobile and cloud-based communications, such as small cell wireless backhaul technology, voice over IP, data center colocation services, managed services and disaster recovery. For more information, visit www.FairPoint.com.

Cautionary Note Regarding Forward-looking Statements

The SEC encourages companies to disclose forward-looking information so that investors can better understand a company’s future prospects and make informed investment decisions. Certain statements in this communication are forward-looking statements and are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These forward-looking statements reflect, among other things, current expectations, plans, strategies, and anticipated financial results of Consolidated and FairPoint, both separately and as a combined entity. There are a number of risks, uncertainties, and conditions that may cause the actual results of Consolidated and FairPoint, both separately and as a combined entity, to differ materially from those expressed or implied by these forward-looking statements. These risks and uncertainties include the timing and ability to complete the proposed acquisition of FairPoint by Consolidated, the expected benefits of the integration of the two companies and successful integration of FairPoint’s operations with those of Consolidated and realization of the synergies from the integration, as well as a number of factors related to the respective businesses of Consolidated and FairPoint, including economic and financial market conditions generally and economic conditions in Consolidated’s and FairPoint’s service areas; various risks to stockholders of not receiving dividends and risks to Consolidated’s ability to pursue growth opportunities if Consolidated continues to pay dividends according to the current dividend policy; various risks to the price and volatility of Consolidated’s common stock; changes in the valuation of pension plan assets; the substantial amount of debt and Consolidated’s ability to repay or refinance it or incur additional debt in the future; Consolidated’s need for a significant amount of cash to service and repay the debt and to pay dividends on its common stock; restrictions contained in Consolidated’s debt agreements that limit the discretion of management in operating the business; legal or regulatory proceedings or other matters that impact the timing or ability to complete the acquisition as contemplated, regulatory changes, including changes to subsidies, rapid development and introduction of new technologies and intense competition in the telecommunications industry; risks associated with Consolidated’s possible pursuit of acquisitions; system failures; losses of large customers or government contracts; risks associated with the rights-of-way for the network; disruptions in the relationship with third party vendors; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; changes in the extensive governmental legislation and regulations governing telecommunications providers and the provision of telecommunications services; telecommunications carriers disputing and/or avoiding their obligations to pay network access charges for use of Consolidated’s and FairPoint’s network; high costs of regulatory compliance; the competitive impact of legislation and regulatory changes in the telecommunications industry; liability and compliance costs regarding environmental regulations; the possibility of disruption from the integration of the two companies making it more difficult to maintain business and operational relationships; the possibility that the acquisition is not consummated, including, but not limited to, due to the failure to satisfy the closing conditions; the possibility that the merger or the acquisition may be more expensive to complete than anticipated, including as a result of unexpected factors or events; and diversion of management’s attention from ongoing business operations and opportunities. A detailed discussion of risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements are discussed in more detail in the joint proxy statement of Consolidated and FairPoint, which also constitutes a prospectus of Consolidated, filed by Consolidated with the SEC pursuant to Rule 424(b)(3) on February 24, 2017 (the "Joint Proxy Statement/Prospectus") and in Consolidated’s and FairPoint’s respective filings with the SEC, including the Annual Report on Form 10-K of Consolidated for the year ended December 31, 2016, which was filed with the SEC on March 1, 2017, under the heading “Item 1A-Risk Factors,” and the Annual Report on Form 10-K of FairPoint for the year ended December 31, 2015, which was filed with the SEC on March 2, 2016, under the heading “Item 1A-Risk Factors,” and in subsequent reports on Forms 10-Q and 8-K and other filings made with the SEC by each of Consolidated and FairPoint. Many of these circumstances are beyond the ability of Consolidated and FairPoint to control or predict. Moreover, forward-looking statements necessarily involve assumptions on the part of Consolidated and FairPoint. These forward-looking statements generally are identified by the words “believe,” “expect,” “anticipate,” “estimate,” “project,” “intend,” “plan,” “should,” “may,” “will,” “would,” “will be,” “will continue” or similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of Consolidated and FairPoint, and their respective subsidiaries, both separately and as a combined entity to be different from those expressed or implied in the forward-looking statements. All forward-looking statements attributable to us or persons acting on the respective behalf of Consolidated or FairPoint are expressly qualified in their entirety by the cautionary statements that appear throughout this communication. Furthermore, forward-looking statements speak only as of the date they are made. Except as required under the federal securities laws or the rules and regulations of the SEC, each of Consolidated and FairPoint disclaim any intention or obligation to update or revise publicly any forward-looking statements. You should not place undue reliance on forward-looking statements.

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